Exhibit 99.4
                                 ------------
                Computational Materials and/or ABS Term Sheets.



[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
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


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                            Corridor Contract Agreement Schedule and Strike Rates


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           Notional Schedule   Cap Strike      Cap                     Notional      Cap Strike   Cap Ceiling
 Period           ($)             (%)      Ceiling (%)   Period      Schedule ($)       (%)           (%)
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
    1        1,200,000,000      6.21664%    8.25000%       31        501,181,889      5.99979%      9.24632%
    2        1,190,494,629      5.57006%    8.25000%       32        483,988,877      5.79042%      9.24648%
    3        1,178,479,676      5.38249%    8.25000%       33        467,595,267      5.98643%      9.24586%
    4        1,163,964,024      5.57162%    8.25000%       34        451,937,022      5.78768%      9.23744%
    5        1,146,972,066      5.38391%    8.25000%       35        436,924,317      5.98583%      9.16275%
    6        1,127,543,226      5.38400%    8.25000%       36        421,361,118      8.00619%      9.15718%
    7        1,105,733,132      5.57189%    8.25000%       37        391,708,218      7.48253%     10.16007%
    8        1,081,613,402      5.38418%    8.25000%       38        364,310,610      7.74875%     10.15345%
    9        1,055,271,929      5.57217%    8.25000%       39        338,996,133      7.50005%     10.15172%
    10       1,026,817,145      5.38565%    8.25000%       40        315,601,929      7.77151%     10.13415%
    11         996,407,856      5.38574%    8.25000%       41        295,093,623      7.59591%     10.00660%
    12         964,721,675      5.98960%    8.25000%       42        277,040,289      8.68429%      9.99679%
    13         934,036,172      5.38579%    8.25000%       43        261,118,683      8.98640%      9.98061%
    14         904,325,670      5.57368%    8.25000%       44        246,993,881      8.69091%      9.98321%
    15         875,559,219      5.38593%    8.25000%       45        234,424,284      8.99144%      9.96760%
    16         847,706,853      5.57505%    8.25000%       46        223,208,634      8.69696%      9.96952%
    17         820,739,702      5.38717%    8.25000%       47        213,178,329      8.75098%      9.89470%
    18         794,629,499      5.38720%    8.25000%       48        204,193,541     10.88103%     10.88103%
    19         769,349,034      5.57514%    8.25000%       49        196,155,006      9.80345%     10.87815%
    20         744,871,964      5.38754%    8.25000%       50        188,935,572     10.13822%     10.86398%
    21         721,169,766      5.57923%    8.25000%       51        182,447,334      9.80309%     10.87545%
    22         698,179,145      5.41862%    8.25000%       52        176,585,310     10.13931%     10.86161%
    23         675,590,253      5.73546%    8.25000%       53        170,910,921      9.82000%     10.82248%
    24         650,014,517      6.36872%    8.25000%
    25         625,485,284      5.72045%    9.25000%
    26         601,972,979      5.90746%    9.25000%
    27         579,504,074      5.69878%    9.25000%
    28         558,303,627      5.89672%    9.24837%
    29         538,249,049      5.81397%    9.24626%
    30         519,242,256      5.80556%    9.24636%
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities  account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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